Summary of significant accounting policies (Details 5) - USD ($)	6 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Component of basic and diluted EPS
Net income (loss) available for common shareholders (A)	$ 1,579,859	$ (586,939)
Weighted average outstanding shares of ordinary shares (B)	23,906,985	22,583,259
Diluted ordinary shares and ordinary shares equivalents (C)	38,029,792	22,583,259
Earnings per share
Basic (A/B)	$ 0.07	$ (0.03)
Diluted (A/B)	$ 0.04	$ (0.03)